UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2024
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Zoom Video Communications, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38865	61-1648780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
55 Almaden Boulevard, 6th Floor
San Jose, California 95113
(Address of principal executive offices and Zip Code)
(888) 799-9666
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ZM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On August 21, 2024, Zoom Video Communications, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended July 31, 2024.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference.
The information contained in this report, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2024, Kelly Steckelberg notified the Company that she intends to resign from her role as the Company’s Chief Financial Officer. Ms. Steckelberg’s decision was not the result of any disagreement with the Company. The Company has commenced a search process to identify Ms. Steckelberg’s successor.

On August 21, 2024, the Company entered into a Transition and Separation Agreement with Ms. Steckelberg (the “Transition Agreement”), in connection with her departure from the Company. Pursuant to the Transition Agreement, Ms. Steckelberg will continue to serve as the Company’s Chief Financial Officer through the release of the Company’s earnings for the fiscal quarter ending October 31, 2024 (the “Transition Period”). Commencing October 10, 2024, she will be serving in this role on a part-time basis (the “Part-Time Period”). During the Transition Period and the Part-Time Period, Ms. Steckelberg will be entitled to receive her base salary at the same full-time rate as it was prior to the Transition Period and will continue to be eligible for the Company’s standard benefits. During the Transition Period, Ms. Steckelberg’s outstanding equity awards of the Company will continue to vest pursuant to their terms.

The foregoing description of the terms of the Transition Agreement is not complete and is qualified in its entirety by the full text of the Transition Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01    Financial Statements And Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Transition and Separation Agreement between Zoom Video Communications, Inc. and Kelly Steckelberg, dated August 21, 2024
99.1	Press release dated August 21, 2024 of Zoom Video Communications, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoom Video Communications, Inc.

Dated: August 21, 2024	By:	/s/ Aparna Bawa
Aparna Bawa
Chief Operating Officer